HUNTINGDON LIFE SCIENCES GROUP PLC
                        HUNTINGDON LIFE SCIENCES LIMITED
                          HUNTINGDON LIFE SCIENCES INC.


                                    THE BANKS

                                       AND

                               STEPHENS GROUP INC.
                                    AS AGENT



                  --------------------------------------------
                               AMENDMENT AGREEMENT
                                  RELATING TO A
                              FACILITIES AGREEMENT
                               DATED 7 AUGUST 1998
                  --------------------------------------------

                                    CONTENTS


Clause                                                                    Page

1.       Definitions and Interpretation.....................................1

2.       Effective Date.....................................................2

3.       Continuity and Further Assurance...................................2

4.       Representations and Warranties.....................................2

5.       Fees, Costs and Expenses...........................................3

6.       Miscellaneous......................................................3

Schedule 1     Amendments to Original Agreement.............................4



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THIS AMENDMENT AGREEMENT is made on 19 February 2001

BETWEEN

(1)      HUNTINGDON LIFE SCIENCES GROUP PLC (the "Parent");

(2)      HUNTINGDON LIFE SCIENCES LIMITED (the "HLSL");

(3)      HUNTINGDON LIFE SCIENCES INC.  (the "HLS");

(4)      THE BANKS that are parties to the Amended Agreement; and

(5)      STEPHENS GROUP INC. as the Agent.

WHEREAS

(A) By the Original Agreement (as defined below) the Banks (as therein defined) made available a revolving loan facility to the Borrowers.

(B) The amounts advanced under the Original Agreement are secured, inter alia, by fixed and floating charges and ranked according to an intercreditor agreement dated 7 August 1998.

(C) National Westminster Bank plc has pursuant to the Sale and Release Agreement (as defined below) been replaced by HLSF LLC as "Bank" and by Stephens Group Inc. as "Agent" under and in relation to the Original Loan Agreement and, where relevant under the Security, as trustee.

(D) The parties have agreed that the Original Agreement shall be amended as set out in this Agreement.

IT IS AGREED as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1      Definitions

         In this Agreement:

         "Amended Agreement" means the Original Agreement, as amended from time to time and by this Agreement.

         "Effective Date" means the 20th January 2001.

         "OriginalAgreement"   means  the  facilities   agreement  dated
         7 August 1998 (replacing a facilities agreement dated 1 November 1995) relating to a revolving loan facility of (pound)24,500,000 between amongst others, the Parent, HLSL, HLS, the Banks, and the Agent (each as defined therein) as amended from time to time.

         "Sale and Release Agreement" means the sale and release agreement dated 20 January 2001 between amongst others, National Westminster Bank Plc, The Royal Bank of Scotland plc, the Parent, HLSL, HLS,
         HLSF LLC and Stephens Group Inc.

1.2      Incorporation of Defined Terms

         Terms defined in the Original Agreement shall, unless otherwise defined herein, have the same meaning herein and the principles of construction set out in clause 1.3 of the Original Agreement shall have effect as if set out in this Amended Agreement.

1.3      Clauses

         In this Agreement any reference to a "Clause" or "Schedule" is, unless the context otherwise requires, a reference to a Clause or Schedule hereof. Clause headings are for ease of reference only.

2.       EFFECTIVE DATE

2.1      Amendment of the Original Agreement

         With effect from the Effective Date, the Original Agreement shall be amended so as to incorporate all the amendments set out in
         Schedule 1 (Amendments to Original Agreement) so that, with effect from the Effective Date, the Original Agreement shall be read and construed as so amended.

3.       CONTINUITY AND FURTHER ASSURANCE

3.1      Continuing Obligations

         The provisions of the Original Agreement shall, save as amended hereby, continue in full force and effect and the Original Agreement and this Agreement shall be read and construed as one instrument and, without prejudice to the foregoing, the Agent will hold the Security on behalf of the Secured Parties.

3.2      Further Assurance

         Each of the parties shall, at the request of the Agent, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

4.       REPRESENTATIONS AND WARRANTIES

         Each of the parties represents and warrants to each of the others that:

4.1      Corporate Power

it has power to execute, deliver and perform its obligations under this Agreement; all necessary corporate, shareholder and other action has been taken to authorize the execution, delivery and performance of this Agreement and this Agreement constitutes its valid and legally binding obligations enforceable in accordance with its terms; and

4.2      No conflict with other obligations

         the execution and delivery of, the performance of its obligations under, and compliance with the provisions of, this Agreement will not (i) contravene any existing applicable law, statute, rule or regulation or any judgment, decree or permit to which it is subject,
         (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which it is a party or is subject or by which it or any of its property is bound or (iii) contravene or conflict with any provision of its constitutional documents or by-laws.

5.       FEES, COSTS AND EXPENSES

         Pursuant to clause 16.1(i) (Expenses), the Parent shall, from time to time on demand of the Agent and the Banks, reimburse the Agent and the Banks for all reasonable expenses (including legal fees) together with any VAT thereon incurred by it in connection with the negotiation, preparation and execution of this Agreement.

6.       MISCELLANEOUS

6.1      Incorporation of Terms

         The provisions of clause 17(Severability, Waivers, Remedies Cumulative) and clause 24 (Law and Jurisdiction) of the Original Agreement shall be incorporated into this Agreement as if set out in full herein and as if references therein to "this Agreement" were references to this Agreement.

6.2      Counterparts

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and such counterparts may be delivered by facsimile with original following by courier.

AS WITNESS the hands of duly authorized representatives of the parties hereto the day and year first before written.

                                   SCHEDULE 1

                        AMENDMENTS TO ORIGINAL AGREEMENT


1.       In Clause 1.2 (Definitions):

         (i) delete: ""Commitment Period" means the period starting on the date hereof and ending on 30th August 2000" and replace with ""Commitment Period" means the period starting on the date hereof and ending 29 June 2006";

         (ii) delete: ""Final Repayment Date" means 31 August 2000" and replace with ""Final Repayment Date" means 30 June 2006";

         (iii) delete: ""FNBM" means the First National Bank of Maryland" and replace with ""Allfirst" means Allfirst Bank (formerly the First National Bank of Maryland";

         (iv) delete: ""Margin" means, (i) 1.75 percent per annum in respect of drawings up to (pound)19,500,000 in aggregate under the Revolving Credit Facility; and (ii) subject to clause 6.6, 1.0 percent per annum in respect of that portion of the drawings which for the time being are in excess of (pound)19,500,000 in aggregate under the Revolving Credit Facility" and replace with ""Margin" means 1.75 percent per annum";

2.       Replace all references to "FNBM" with "Allfirst".

3.       A new clause 1.2.2(f) shall be added to read:

         "The Group shall take all reasonable steps as soon as practicable to sell off such of its assets and undertaking as may be necessary to discharge in full all of the Group's obligations under this Agreement and shall procure that the sale proceeds of such assets and undertaking shall, net of the costs and expenses of such sale, be remitted as soon as practicable to the Agent or the Banks as required under the Intercreditor Agreement in place in relation hereto (originally dated 7 August 1998 and most recently amended on or about 25 January 2001)"

4.       Replace Schedule 1 with the following:

                                   SCHEDULE 1

                                    THE BANKS

Bank and Lending Office           Commitment(pound)       Commitment Percentage
-----------------------           -----------------       ---------------------

1.  HLSF LLC                       16,269,856.35                   72.03575

Address for Notices
-------------------
c/o Kutak Rock, Suite 2100
225 Peachtree Street, N.E.
Atlanta, GA  30303
Attn:  Finance Officer

2.  Allfirst Bank (formerly           3,556,653                    15.74729
The First National Bank of
Maryland)

Address for Notices
-------------------
25 South Charles Street
14th Floor
Baltimore, MD  21201
United States of America
Attn:  Ronald C. Lapointe
Telephone: (410) 244-4089
Fax:  (410) 244-4295

3.  Comerica Bank                    2,759,300.53                  12.21696

Address for Notices
-------------------
P. O. Box 75000
Detroit, MI  48275-3329
United States of America
Attention:  Henry J. Hajdas
Telephone:  (313) 222-6360
Fax:  (313) 222-5706

SIGNATURES


The Borrowers

SIGNED for and on behalf of                          )
HUNTINGDON LIFE SCIENCES                             )
GROUP PLC                                            )
by:  Andrew Baker


SIGNED for and on behalf of                          )
HUNTINGDON LIFE SCIENCES                             )
LIMITED  )
by:  Andrew Baker


SIGNED for and on behalf of                          )
HUNTINGDON LIFE SCIENCES INC.                        )
by:  Andrew Baker                                    )


Agent
SIGNED for and on behalf of                          )
STEPHENS GROUP INC.                                  )
by:  Andrew Stafford-Deitsch                         )


The Banks
SIGNED for and on behalf of                          )
HLSF LLC )
by:  Andrew Stafford-Deitsch                         )


SIGNED for and on behalf of                          )
ALLFIRST BANK                                        )
by:  G. Elias                                        )


SIGNED for and on behalf of                          )
COMERICA BANK                                        )
by:  Henry Hajdas                                    )